SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
The date of this supplement is August 27, 2021.

For the MFS® Fund listed below:

MASSACHUSETTS INVESTORS TRUST

Effective immediately, the sub-sections entitled "Compensation," "Ownership of Fund Shares," and "Other Accounts" under the main heading entitled "APPENDIX D – PORTFOLIO MANAGER(S)" are hereby restated as follows:
Compensation
MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process.  Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation.  In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees.  MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.
MFS reviews portfolio manager compensation annually.  In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process.  As of December 31, 2020, portfolio manager total cash compensation is a combination of base salary and performance bonus:
Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.
Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.
With respect to Mr. Jude Jason, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy's investment horizon.  The fixed-length time periods include the portfolio manager's full tenure on each fund and, when available, ten-, five-, and three-year periods.  For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm.  Emphasis is generally placed on longer performance periods when multiple performance periods are available.  Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of June 30, 2021, the following benchmarks were used to measure the following portfolio manager's performance for the following Fund:
Fund	Portfolio Manager	Benchmark(s)
Massachusetts Investors Trust	Jude Jason	Standard & Poor's 500 Stock Index Lipper Large-Cap Core Funds

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.
The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).
The performance bonus is generally a combination of cash and a deferred cash award.  A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates.  During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.
With respect to Mr. Kevin Beatty, his compensation reflects his broader role within MFS as Co-Chief Investment Officer-Equity-Americas in addition to being a portfolio manager.  His performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.  The quantitative portion is based on overall group investment performance and business performance metrics.  The qualitative portion is based on the results of an annual internal review process conducted by the Chief Investment Officer which takes into account his broad leadership responsibilities.  This performance bonus is generally a combination of cash and a deferred cash award.  A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates.  During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.
With respect to Ms. Alison O'Neill Mackey, her compensation reflects her broader role within MFS as Co-Chief Investment Officer-Equity-Americas in addition to being a portfolio manager.  Her performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.  The quantitative portion is based on overall group investment performance and business performance metrics.  The qualitative portion is based on the results of an annual internal review process conducted by the Chief Investment Officer which takes into account her broad leadership responsibilities.  This performance bonus is generally a combination of cash and a deferred cash award.  A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates.  During the vesting period, the value of the unfunded deferred cash

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award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.
With respect to Mr. Ted Maloney, his compensation reflects his broader role within MFS as Chief Investment Officer of MFS in addition to being a portfolio manager. The Chief Executive Officer of MFS determines and recommends the amount of his compensation to the Sun Life Management Resources Committee of the Board of Directors of Sun Life Financial, Inc. (the ultimate parent company of MFS). His performance bonus is based on a combination of quantitative and qualitative factors. The quantitative portion is based on overall group investment performance and business performance metrics. The qualitative portion is based on the results of an annual internal review process conducted by the Chief Executive Officer which takes into account his broad leadership responsibilities. In addition, Mr. Maloney participates in a mandatory deferred compensation program whereby a portion of his performance bonus is deferred and awarded in the form of restricted stock units.
MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.
Ownership of Fund Shares
The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) (including the value of any deferred cash award which is based on the performance of the Fund) as of the Fund's fiscal year ended December 31, 2020, unless otherwise indicated. The following dollar ranges apply:

N. None
A. $1 – $10,000
B. $10,001 – $50,000
C. $50,001 – $100,000
D. $100,001 – $500,000
E. $500,001 – $1,000,000
F. Over $1,000,000

Fund	Portfolio Manager	Dollar Range of Equity Securities in the Fund
Massachusetts Investors Trust	Kevin Beatty	F
	Jude Jason[1]	N
	Alison O'Neill Mackey	E
	Ted Maloney	F
1 Information is as of July 31, 2021.
Other Accounts
In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or sub-advised by MFS or an affiliate.  Wholly-owned subsidiaries of registered investment companies are not considered separate accounts for purposes of number of accounts and total assets managed.  The number and assets of these accounts were as follows as of the Fund's fiscal year ended December 31, 2020, unless otherwise indicated:

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets

Massachusetts Investors Trust	Alison O'Neill Mackey	Registered Investment Companies[1]	5	$9.7 billion
		Other Pooled Investment Vehicles	1	$683.6 million
		Other Accounts	8	$1.7 billion
	Jude Jason[2] (Became a Portfolio Manager of the Fund on June 30, 2021)	Registered Investment Companies[1]	5	$9.7 billion
		Other Pooled Investment Vehicles	2	$857.3 million
		Other Accounts	7	$2.1 billion
	Kevin Beatty	Registered Investment Companies[1]	5	$9.7 billion
		Other Pooled Investment Vehicles	1	$683.6 million
		Other Accounts	8	$1.7 billion
	Ted Maloney	Registered Investment Companies[1]	5	$9.7 billion
		Other Pooled Investment Vehicles	1	$683.6 million
		Other Accounts	9	$1.8 billion

[1] Includes the Fund.
[2] Account information is as of July 31, 2021.

Advisory fees were not based upon performance of any of the accounts identified in the table above.

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